SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                September 8, 2003
                     ______________________________________
                                (Date of Report)

                                   ITRON, INC.
               __________________________________________________
               (Exact Name of Registrant as Specified in Charter)


         Washington                    000-22418                 91-1011792
____________________________     _____________________       ___________________
(State or Other Jurisdiction     (Commission File No.)        (IRS Employer
      of Incorporation)                                      Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
          ____________________________________________________________
          (Address of Principal Executive Offices, including Zip Code)

                                 (509) 924-9900
              ____________________________________________________
              (Registrant's Telephone Number, Including Area Code)

                                      None
          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7. Financial Statements and Exhibits. The following item is attached as an exhibit hereto:

(c)  Exhibits.

Exhibit No. 99.1    Press Release dated September 3, 2003

Item 9. Regulation FD Disclosure (Information provided pursuant to Item 12)

     On September 3, 2003, Itron, Inc. issued a press release reporting that the United States District Court, District of Minnesota, issued an Order addressing post-trial motions in the Benghiat patent litigation. A copy of this press release is attached as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      ITRON, INC.

Dated:  September 8, 2003             By:_/s/_DAVID_G._REMINGTON________________
                                      David G. Remington
                                      Vice President and Chief Financial Officer